ASSETMARK FUNDS

Supplement dated March 3, 2011
to the Prospectus
dated July 31, 2010

Effective April 1, 2011, the names of the AssetMark Large Cap Growth Fund, AssetMark Large Cap Value Fund, AssetMark Small/Mid Cap Value Fund, AssetMark International Equity Fund, AssetMark Tax-Exempt Fixed Income Fund and AssetMark Core Plus Fixed Income Fund (the “Funds”) will be changed to GuideMark Large Cap Growth Fund, GuideMark Large Cap Value Fund, GuideMark Small/Mid Cap Core Fund, GuideMark World ex-US Fund, GuideMark Tax-Exempt Fixed Income Fund and GuideMark Core Fixed Income Fund, respectively.

When these changes become effective, you will receive an amended Prospectus.  This supplement supersedes the information related to the names of the Funds in the supplement dated January 21, 2011.